UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 12 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 19, 2004

Commission File Number 1-6227

LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

    Delaware                                 42-0823980
            (State of Incorporation)    (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

Item 12. Results of Operations and Financial Condition

On July 19, 2004, Lee Enterprises, Incorporated (the Registrant) reported its third fiscal quarter results and is furnishing the earnings release required under Item 12. The Company also reported its revenues for the month of June 2004, and is furnishing the related release under Item 12. The following exhibits are included herein:

EXHIBIT 99.1    Earnings Release - Third Quarter Ended June 30, 2004

EXHIBIT 99.2    Monthly Revenue Release - June 2004

The earnings release contains several non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the Company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the earnings release of all non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: July 19, 2004	/s/Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

2

EXHIBIT 99.1    Earnings Release - Third Quarter Ended June 30, 2004

Lee Enterprises
201 N. Harrison St.
Davenport, IA 52801-1939
www.lee.net

NEWS RELEASE

Lee Enterprises reports EPS growth of 12.5%

DAVENPORT, Iowa (July 19, 2004) — Lee Enterprises, Incorporated (NYSE: LEE), reported today that diluted earnings per common share from continuing operations were 54 cents for its third quarter ended June 30, 2004. The results represent an increase of 12.5 percent over earnings of 48 cents a year ago.

Advertising revenue increased 7.8 percent to $131.4 million, with retail up 4.1 percent, classified up 9.8 percent, online ad revenue up 34.4 percent and niche publications up 40.0 percent. Total operating revenue increased 6.7 percent to $176.0 million.

Operating expenses, excluding depreciation and amortization, increased 6.4 percent to $125.3 million, with compensation up 3.3 percent, newsprint up 9.5 percent and other expenses up 10.8 percent. New niche publications and programs to increase circulation contributed to the expense growth during the quarter, as did acquisitions. Businesses acquired in the current fiscal year added $1.5 million to operating expenses, excluding depreciation and amortization, in the third quarter

Operating cash flow(1) increased 7.4 percent to $50.7 million. Operating cash flow margin(1) was 28.8 percent, compared with 28.6 percent a year ago. Operating income, which includes equity in net income of associated companies and depreciation and amortization, rose 7.6 percent to $40.9 million. Income from continuing operations increased 14.7 percent to $24.6 million. Net income increased 14.0 percent to $24.5 million.

On a same property basis, which excludes the impact of acquisitions and divestitures made in the current or prior year, total advertising revenue for the quarter ended June 30, 2004, increased 6.6 percent from a year ago and total operating revenue increased 5.6 percent.

“We’re delighted to report another quarter of strong performance,” said Mary Junck, chairman and chief executive officer. “We credit the strength of our small and midsize markets, and - especially - the impressive results our people are getting from our revenue-building programs. We’re leaving no stone unturned as we continue building our position as the market leader in every advertising category, both in print and online.”

YEAR TO DATE

For the nine months ended June 30, 2004, advertising revenue increased 6.2 percent to $377.0 million, and total operating revenue increased 5.1 percent to $509.3 million. Operating expenses, excluding depreciation and amortization, rose 4.9 percent to $368.9 million, led by an increase of 10.1 percent for newsprint and ink. Operating cash flow(1) increased 5.5 percent to $140.4 million. Operating cash flow margin(1) was 27.6 percent, compared with 27.4 percent a year ago. Operating income rose 5.8 percent to $111.1 million. Income from continuing operations increased 11.8 percent to $65.2 million. Net income increased 10.6 percent to $64.8 million.

On a same property basis, total advertising revenue for the nine months ended June 30, 2004, increased 5.6 percent from a year ago and total operating revenue increased 4.5 percent.

Tables follow.

Lee Enterprises is based in Davenport, Iowa, and is the premier publisher of daily newspapers in midsize markets. Lee owns 38 daily newspapers and a joint interest in six others, along with associated online services. Lee also publishes nearly 200 weekly newspapers, shoppers and classified and specialty publications. Lee stock is traded on the New York Stock Exchange under the symbol LEE. More information about Lee Enterprises, including revenue statistics for June, is available at www.lee.net.

LEE ENTERPRISES, INCORPORATED
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended				Nine Months Ended
		June 30				June 30

(Thousands, Except EPS Data)	2004	2003		%	2004	2003		%

Operating revenue:
Advertising revenue:
Retail	$71,207	$68,408	4.1%		$211,315	$203,999		3.6%
National	4,541	3,943	15.2		13,822	11,752		17.6
Classified:
Daily newspapers:
Employment	11,889	9,697	22.6		31,430	27,595		13.9
Automotive	10,165	10,465	(2.9)		29,546	30,210		(2.2)
Real estate	8,975	8,200	9.5		25,468	22,994		10.8
All other	8,709	7,781	11.9		21,958	20,672		6.2
Other publications	9,773	8,936	9.4		27,174	25,588		6.2

Total classified	49,511	45,079	9.8		135,576	127,059		6.7
Niche publications	3,114	2,225	40.0		8,227	6,222		32.2
Online	3,004	2,235	34.4		7,989	5,854		36.5

Total advertising revenue	131,377	121,890	7.8		376,929	354,886		6.2

Circulation	32,363	32,312	0.2		97,872	97,566		0.3
Commercial printing	5,301	4,840	9.5		14,803	14,214		4.1
Online services & other	6,925	5,922	16.9		19,690	17,882		10.1

Total operating revenue	175,966	164,964	6.7		509,294	484,548		5.1

Operating expenses:
Compensation	68,838	66,649	3.3		206,196	200,141		3.0
Newsprint and ink	16,334	14,912	9.5		46,556	42,272		10.1
Other operating expenses	40,097	36,203	10.8		116,171	109,128		6.5

Operating expenses,
excluding depreciation
and amortization	125,269	117,764	6.4		368,923	351,541		4.9

Operating cash flow(1)	50,697	47,200	7.4		140,371	133,007		5.5
Depreciation	5,179	4,418	17.2		14,801	13,497		9.7
Amortization	6,855	6,758	1.4		20,520	20,210		1.5

Operating income, before
equity in net income of
associated companies	38,663	36,024	7.3		105,050	99,300		5.8
Equity in net income of
associated companies	2,209	1,962	12.6		6,090	5,733		6.2

Operating income	40,872	37,986	7.6		111,140	105,033		5.8

Non-operating income:
Financial income	243	373	(34.9)		808	916		(11.8)
Financial expense	(2,867)	(4,072)	(29.6)		(9,801)	(13,032)		(24.8)
Other, net	-	(408)	N	M	(294)	(795)	N	M

	(2,624)	(4,107)	(36.1)		(9,287)	(12,911)		(28.1)

Income from continuing
operations before
income taxes	38,248	33,879	12.9		101,853	92,122		10.6
Income tax expense	13,696	12,475	9.8		36,632	33,763		8.5

Income from continuing
operations	24,552	21,404	14.7		65,221	58,359		11.8
Discontinued operations	(88)	54	N	M	(464)	181	N	M

Net income	24,464	$21,458	14.0%		$64,757	58,540		10.6%

Earnings per common share:
Basic:
Continuing operations	$0.55	$0.48	14.6%		$1.46	$1.32		10.6%
Discontinued operations	-	-	-		(0.01)	-	N	M

Net income	$0.55	$0.48	14.6%		$1.45	$1.32		9.8%

Diluted:
Continuing operations	$0.54	$0.48	12.5%		$1.45	$1.31		10.7%
Discontinued operations	-	-	-		(0.01)	-	N	M

Net income	$0.54	$0.48	12.5%		$1.44	$1.32		9.1%

Average common shares:
Basic	44,884	44,351			44,733	44,277
Diluted	45,205	44,574			45,032	44,444

2

SELECTED BALANCE SHEET INFORMATION

		June 30

(Thousands)	2004		2003

Cash and temporary cash investments	$8,251		$20,960
Total assets	1,402,383		1,436,029
Debt, including current maturities	234,600		331,200
Stockholders' equity	860,136		787,798

      NOTES:

(1)

Operating cash flow, which is defined as operating income before depreciation, amortization and equity in net income of associated companies, and operating cash flow margin (operating cash flow divided by operating revenue) represent non-GAAP financial measures. A reconciliation of operating cash flow to operating income, the most directly comparable measure under accounting principles generally accepted in the United States (GAAP), is reflected in the tables accompanying this release. The Company believes that operating cash flow and the related margin ratio are useful measures of evaluating its financial performance because of their focus on the Company’s results from operations before depreciation and amortization. The Company also believes that these measures are several of the alternative financial measures of performance used by investors, rating agencies and financial analysts to estimate the value of a company and evaluate its ability to meet debt service requirements.

(2)

Certain amounts as previously reported have been reclassified to conform with the current period presentation. Also, in order to report revenue statistics on a basis more consistent with peer newspaper companies and to recognize the growing importance of niche and online advertising revenue, several revenue categories have been reclassified. The prior period has been restated for comparative purposes, and the reclassifications have no impact on earnings.

(3)

Same property comparisons exclude acquisitions and divestitures made in the current or prior year. Same property revenue also excludes revenue of Madison Newspapers, Inc., (MNI). Lee owns 50% of the capital stock of MNI, which for financial reporting purposes is reported using the equity method of accounting.

(4)	The Company disclaims responsibility for updating information beyond the release date.

The Private Securities Litigation Reform Act of 1995 provides a “Safe Harbor” for forward-looking statements. This release contains information that may be deemed forward-looking and that is based largely on the Company’s current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in advertising demand, newsprint prices, interest rates, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships and increased capital and other costs. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. The Company does not publicly undertake to update or revise its forward-looking statements.

Contact: dan.hayes@lee.net, (563) 383-2100

3

EXHIBIT 99.2   Monthly Revenue Release - June 2004

Lee Enterprises
201 N. Harrison St.
Davenport, IA 52801-1939
www.lee.net

NEWS RELEASE

Lee Enterprises reports revenue growth

DAVENPORT, Iowa (July 19, 2004) — Lee Enterprises, Incorporated (NYSE: LEE), reported today that same property advertising revenue in May and June increased 6.2 percent over a year ago.

Separate May and June comparisons with the previous year are distorted by the movement of an additional Sunday between periods. May 2004 and June 2003 each included five Sundays, while May 2003 and June 2004 each included four Sundays. Even without the additional Sunday, however, same property advertising revenue in June 2004 exceeded a year ago by 2.9 percent, and total same property operating revenue exceeded last year by 2.2 percent. Including the impact of acquisitions, and without the additional Sunday, total advertising revenue in June increased 3.9 percent over a year ago, and total operating revenue increased 3.1 percent.

For the two months combined, on a same property(2) basis, which excludes the impact of acquisitions and divestitures made in the current or prior year, retail advertising revenue increased 3.4 percent over the previous year, and classified revenue climbed 6.8 percent, with employment up 24.2 percent, automotive down 5.6 percent, real estate up 10.4 percent, other newspaper classified categories up 6.6 percent, and classified in non-daily publications down 0.8 percent. National advertising revenue, a small category for Lee, increased 15.7 percent. Niche publication revenue increased 36.2 percent and online advertising revenue increased 33.3 percent. Circulation revenue decreased 0.5 percent. Total same property operating revenue increased 5.2 percent. Including the impact of acquisitions, total advertising revenue for May and June increased 7.4 percent, and total operating revenue increased 6.3 percent.

The following tables combine May and June operating revenue and volume to eliminate the effect of the Sunday exchanges and facilitate comparison.

		May-June Combined

(Thousands)	2004	2003	%

Advertising revenue:
Retail	$ 47,486	$ 45,915	3.4%
National	3,065	2,649	15.7
Classified:
Daily newspapers:
Employment	8,129	6,545	24.2
Automotive	6,744	7,141	(5.6)
Real estate	6,188	5,603	10.4
All other	5,946	5,578	6.6
Other publications	6,059	6,107	(0.8)

Total classified revenue	33,066	30,974	6.8
Niche publications	1,985	1,457	36.2
Online	2,035	1,527	33.3

Total advertising revenue	87,637	82,522	6.2
Circulation	21,653	21,764	(0.5)
Commercial printing	3,289	3,259	0.9
Online services and other	4,648	3,912	18.8

Total same property
operating revenue	117,227	111,457	5.2
Acquisitions	1,239	-	NM

Total operating revenue	$ 118,466	$ 111,457	6.3%

DAILY NEWSPAPER ADVERTISING VOLUME

		May-June Combined

(Thousands of Inches)	2004	2003		%

Retail	1,712	1,679	2.0%
National	94	84	11.9
Classified	2,038	1,966	3.7

Total, same property	3,844	3,729	3.	1%

Revenue statistics for June, year to date and quarter follow.

Lee Enterprises is based in Davenport, Iowa, and is the premier publisher of daily newspapers in midsize markets. Lee owns 38 daily newspapers and a joint interest in six others, along with associated online services. Lee also publishes nearly 200 weekly newspapers, shoppers and classified and specialty publications. Lee stock is traded on the New York Stock Exchange under the symbol LEE. More information about Lee Enterprises is available at www.lee.net.

LEE ENTERPRISES, INCORPORATED
Revenue and Statistical Summary
(Unaudited)

OPERATING REVENUE

		June		Nine Months Ended June 30

(Thousands)	2004	2003		%	2004	2003		%

Advertising revenue:
Retail	$22,237	$22,295	(0	.3)%	$210,136	$203,999		3.0%
National	1,556	1,302		19.5	13,713	11,752		16.7
Classified:
Daily newspapers:
Employment	3,881	3,398		14.2	31,344	27,595		13.6
Automotive	3,214	3,465		(7.2)	29,535	30,210		(2.2)
Real estate	3,014	2,908		3.6	25,424	22,994		10.6
All other	2,917	2,934		(0.6)	21,734	20,672		5.1
Other publications	2,892	2,845		1.7	26,693	25,588		4.3

Total classified revenue	15,918	15,550		2.4	134,730	127,059		6.0
Niche publications	950	524		81.3	8,194	6,222		31.7
Online	953	776		22.8	7,967	5,854		36.1

Total advertising revenue	41,614	40,447		2.9	374,740	354,886		5.6
Circulation	10,403	10,969		(5.2)	97,456	97,566		(0.1)
Commercial printing	1,589	1,524		4.3	14,603	14,214		2.7
Online services and other	2,350	1,825		28.8	19,677	17,882		10.0

Total same property
operating revenue	55,956	54,765		2.2	506,476	484,548		4.5
Acquisitions	519	-	N	M	2,818	-	N	M

Total operating revenue	$56,475	$54,765		3.1%	$509,294	$484,548		5.1%

DAILY NEWSPAPER ADVERTISING VOLUME

		June	Nine Months Ended June 30

(Thousands of Inches)	2004	2003	%	2004	2003	%

Retail	813	810	0.4%	$7,738	7,712	0.3%
National	50	38	31.6	412	355	16.1
Classified	992	982	1.0	8,269	7,980	3.6

Total, same property	1,855	1,830	1.4%	16,419	16,047	2.3%

LEE ENTERPRISES, INCORPORATED
Revenue and Statistical Summary
(Unaudited)

OPERATING REVENUE

		Three Months Ended June 30

(Thousands)	2004	2003		%

Advertising revenue:
Retail	$ 70,495	$ 68,408		3.1%
National	4,469	3,943		13.3
Classified:
Daily newspapers:
Employment	11,819	9,697		21.9
Automotive	10,156	10,465		(3.0)
Real estate	8,944	8,200		9.1
All other	8,578	7,781		10.2
Other publications	9,459	8,936		5.9

Total classified revenue	48,956	45,079		8.6
Niche publications	3,081	2,225		38.5
Online	2,993	2,235		33.9

Total advertising revenue	129,994	121,890		6.6
Circulation	32,129	32,312		(0.6)
Commercial printing	5,186	4,840		7.1
Online services and other	6,918	5,922		16.8

Total same property
operating revenue	174,227	164,964		5.6
Acquisitions	1,739	-	N	M

Total operating revenue	$ 175,966	$ 164,964		6.7%

DAILY NEWSPAPER ADVERTISING VOLUME

		Three Months Ended June 30

(Thousands of Inches)	2004	2003	%

Retail	2,564	2,502	2.5%
National	141	123	14.6
Classified	2,995	2,871	4.3

Total, same property	5,700	5,496	3.7%

NOTES:

(1)

May and June combined had one more Tuesday and Wednesday and one fewer Thursday and Friday than the prior year. June had one more Tuesday and Wednesday and one fewer Sunday and Monday than the prior year. The year to date had one more Wednesday than the prior year.

(2)

Same property comparisons exclude acquisitions and divestitures made in the current and prior year. Same property revenue also excludes revenue of Madison Newspapers, Inc. (MNI). Lee owns 50% of the capital stock of MNI, which for financial reporting purposes is reported using the equity method of accounting.

(3)	The Company’s fiscal year ends on September 30.
(4)	The Company disclaims responsibility for updating information beyond release date.

The Private Securities Litigation Reform Act of 1995 provides a “Safe Harbor” for forward-looking statements. This release contains information that may be deemed forward-looking and that is based largely on the Company’s current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in advertising demand, newsprint prices, interest rates, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships and increased capital and other costs. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. The Company does not publicly undertake to update or revise its forward-looking statements.

Contact: dan.hayes@lee.net, (563) 383-2100